UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934.

Date of Report: April 12, 2013

(Date of earliest event reported)

Rosetta Resources Inc.

(Exact name of registrant as specified in its charter)

DE	000-51801	43-2083519
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

717 Texas, Suite 2800 Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

713-335-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 12, 2013 (the “Amendment Effective Date”), Rosetta Resources Inc. (the “Company”) entered into the Sixth Amendment to Amended and Restated Senior Revolving Credit Agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association, as administrative agent, and the lenders signatory thereto. The Amendment, among other things, (i) increases the borrowing base to $800,000,000; (ii) increases the maximum credit amount under the Credit Agreement to $1,500,000,000; (iii) extends the maturity date to April 12, 2018; and (iv) provides for restrictions on the Company’s ability to pay dividends to its equity holders to be eased upon the Company acquiring investment grade unsecured debt ratings from Moody’s and S&P.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 10.52 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Item 7.01	Regulation FD

On April 15, 2013, the Company issued a press release announcing preliminary operational results for first quarter 2013, production and expense and capital outlooks for 2013 and entry into an amendment to the Company’s Credit Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.52	Sixth Amendment to Amended and Restated Senior Revolving Credit Agreement, effective as of April 12, 2013, among Rosetta Resources Inc., as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders signatory thereto.

99.1	Press release of Rosetta Resources Inc. dated as April 15, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2013	ROSETTA RESOURCES INC.

	By:	/s/ John E. Hagale

John E. Hagale
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.52	Sixth Amendment to Amended and Restated Senior Revolving Credit Agreement, effective as of April 12, 2013, among Rosetta Resources Inc., as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders signatory thereto.

99.1	Press release of Rosetta Resources Inc. dated as April 15, 2013.